UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
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[ ]      Confidential, for use of the Commission only (as permitted by
         Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12

                  The National Bank of Indianapolis Corporation
                  ---------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
                                 --------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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




                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION









                              2007 NOTICE OF ANNUAL
                             MEETING OF SHAREHOLDERS
                                       AND
                                 PROXY STATEMENT

                  The National Bank of Indianapolis Corporation
                          107 North Pennsylvania Street
                                    Suite 700
                           Indianapolis, Indiana 46204
                                 (317) 261-9000

                               Notice of the 2007
                         Annual Meeting of Shareholders


The annual meeting of shareholders of The National Bank of Indianapolis Corporation will be held on June 21, 2007, at 3:00 p.m., local time, at the main office of the Company at 107 North Pennsylvania Street, Indianapolis, Indiana to consider and take action on the following matters:

     1. The election of Michael S. Maurer and William S. Oesterle as directors of The National Bank of Indianapolis Corporation to serve a three-year term expiring in 2010;

     2. The ratification of the appointment of Ernst & Young, LLP, as independent public auditors for fiscal year ending December 31, 2007; and

     3. The transaction of any other business that is properly raised at the meeting.

Your Board of Directors recommends a vote "in favor of" the two proposals.

Only those shareholders of record at the close of business on April 20, 2007 shall be entitled to notice of and to vote at the annual meeting.



                                            By Order of the Board of Directors.

Indianapolis, Indiana                       /s/ MICHAEL S. MAURER
May 8, 2007

                                            MICHAEL S. MAURER
                                            Chairman of the Board


                   Important--Please mail your proxy promptly.

--------------------------------------------------------------------------------
You are cordially invited to attend the Annual Meeting. It is important that your shares be represented, regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.
--------------------------------------------------------------------------------

                The date of this Proxy Statement is May 8, 2007.

                  The National Bank of Indianapolis Corporation
                          107 North Pennsylvania Street
                                    Suite 700
                           Indianapolis, Indiana 46204


                                 PROXY STATEMENT

                           ANNUAL MEETING INFORMATION

This proxy statement contains information related to the annual meeting of shareholders of The National Bank of Indianapolis Corporation to be held on June 21, 2007, beginning at 3:00 p.m., local time, at the main office of the Company located at 107 North Pennsylvania Street, Suite 700, Indianapolis, Indiana, and at any postponements or adjournments thereof. The proxy statement was prepared under the direction of the Company's Board of Directors to solicit your proxy for use at the annual meeting. This proxy statement and form of proxy were first mailed to shareholders on or about May 8, 2007.

As of the close of business on April 20, 2007, the record date for determining shareholders entitled to notice of and to vote at the annual meeting, we had a total of 2,317,238 shares of common stock issued and outstanding, which were held by approximately 635 shareholders of record. The Company has no other outstanding securities entitled to vote.

Why did I receive this proxy statement?

On or about May 8, 2007, we began mailing this proxy statement to everyone who was a shareholder as of the record date of April 20, 2007. We prepare a proxy statement each year to let our shareholders know when and where we will hold our annual shareholders' meeting.

More importantly, this proxy statement:

     o includes detailed information about the matters that will be discussed and voted on at the meeting, and
     o provides you with updated information about the Company that you will need to consider in order to make an informed decision at the meeting.

Who will solicit the proxies and who is paying for them?

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company from the shareholders. The cost of soliciting proxies will be borne by the Company. In addition to use of mail, proxies may be solicited personally or by telephone or facsimile by directors, officers and certain employees of the Company who will not be specially compensated for such soliciting. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock and will reimburse them for the cost of forwarding the material.

What will occur at the annual meeting?

First, we will determine whether enough shareholders are present at the meeting to conduct business. A shareholder will be deemed to be "present" at the meeting if the shareholder:

     o    is present in person, or
     o is not present in person but has voted by proxy card prior to the meeting.

A "quorum" is the presence at the meeting, in person or by proxy, of the holders of the majority of the outstanding shares. There must be a quorum for the meeting to be held. If we do not have a quorum, then we will reschedule the meeting. The new meeting date will be announced at the meeting. Abstentions are counted as present for purposes of determining the presence or absence of a quorum.

If a quorum is present at the meeting, then we will vote on:

     o proposal to elect the following individuals for three year terms as members of our Board of Directors: Michael S. Maurer and William S. Oesterle.
     o a proposal to ratify our Audit Committee's appointment of Ernst & Young, LLP, Certified Public Accountants, as our independent auditors for 2007, and
     o    any other matters which are properly raised at the meeting.

Mr. Maurer and Mr. Oesterle are incumbent directors. Mr. Oesterle was elected to the board of directors effective January 1, 2007 for a term to expire at the annual meeting of shareholders in 2007 in order to fill the vacancy created upon the retirement of Dr. Benjamin Lantz, Jr., as a director.

On each proposal, you are entitled to one vote for each share of stock that you own. Cumulative voting is not permitted. Your vote is completely confidential.

Each of the proposals has been approved by our Board of Directors. The Board of Directors is now soliciting your vote for each of the proposals.

After each proposal has been voted on at the meeting we will discuss and take action on any other matter that is properly brought before the meeting. Finally, some of our officers will report on our recent financial results and our current operations.

The Board of Directors recommends that you vote FOR each of the proposals.

How many votes are necessary to elect the nominees for director and approve other matters?

The director nominees will be elected by a plurality of the votes cast at the annual meeting. Other matters, such as the ratification of the independent auditor, will be approved if the votes cast favoring the action exceed the votes cast opposing the action. On matters other than the election of director nominees, you may vote "for," "against" or "abstain." Abstentions are counted for purposes of determining the presence or absence of a quorum, but are not considered a vote cast under Indiana law. Shares held by brokers in street name and for which the beneficial owners have withheld the discretion to vote from brokers are called "broker non-votes." They are counted to determine if a quorum is present, but are not considered a vote cast under Indiana law. Broker non-votes will not affect the outcome of a vote on a particular matter.


If my shares are held in "street name" by my broker, will my broker vote my shares for me?

You should instruct your broker to vote your shares by following the directions your broker provides. If you fail to instruct your broker to vote your shares, your broker will be entitled to vote your shares on each of the proposals and any other matters presented at the meeting.

Who will count the votes?

Tellers appointed at the annual meeting will count the votes cast by proxy or in person.

How do I vote if I'm not planning to attend the annual meeting?

Sign and date each proxy card you receive and return it in the prepaid envelope. If you sign your proxy, but do not mark your choices, your proxies will vote:

     o    FOR the persons nominated for election as directors, and
     o FOR ratification of the appointment of Ernst & Young, LLP, Certified Public Accountants, as independent auditors for 2007.

What if other matters come up during the meeting?

If any matters other than those referred to in the notice of annual meeting of shareholders properly come before the meeting, the individuals named in the accompanying form of proxy will vote the proxies held by them in accordance with their best judgment. The Company is not aware of any business other than the items referred to in the notice of annual meeting of shareholders that may be considered at the meeting.

If for any reason any of the director/nominees becomes unable or is unwilling to serve at the time of the meeting (an event which the Board of Directors does not anticipate), the persons named as proxies in the accompanying form of proxy will have discretionary authority to vote for a substitute nominee or nominees named by the Board of Directors if the Board of Directors elects to fill such nominees' position. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What if I want to change my vote or revoke my proxy?

You can change your vote or revoke your proxy on a proposal any time before the meeting for any reason. To change your vote or to revoke your proxy before the meeting:

     o write to our President at 107 North Pennsylvania Street, Suite 700, Indianapolis, Indiana 46204,
     o submit another properly signed proxy with a more recent date, or o vote in person at the meeting.

How do I raise an issue for discussion at an annual meeting?

Shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in next year's proxy statement and proxy card must be received by the Company not later than January 9, 2008. If notice of any other shareholder proposal intended to be presented at the 2008 annual meeting is not received by the Company on or before March 24, 2008, the proxies will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to the President of the Company.

If a shareholder raises a matter at the meeting that was not included in the proxy statement and that requires a shareholder vote, the person to whom you have given your proxy will use his or her discretion to vote on the matter on your behalf.

Where can I find the voting results of the meeting?

We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2007.



                      PROPOSAL ONE -- ELECTION OF DIRECTORS

Two directors will be elected at the annual meeting. If elected, Michael S. Maurer and William S. Oesterle will serve a three-year term until the 2010 annual meeting or until their respective successors are chosen and qualified. For more information about the nominees, see "Other Information You Need to Make an Informed Decision."

This year's nominees for election to the Board of Directors are as follows:

                                Michael S. Maurer
                               Director since 1993
                                     Age 63

                               William S. Oesterle
                               Director since 2007
                                     Age 41

Our Board of Directors recommends that you vote FOR the election of Michael S. Maurer and William S. Oesterle.



       PROPOSAL TWO -- RATIFICATION OF APPOINTMENT OF INDEPENDENTAUDITORS

The Audit Committee of the Board of Directors has selected Ernst & Young, LLP, Certified Public Accountants, as independent auditors for 2007 to serve as our independent auditors for the 2007 fiscal year and is soliciting your ratification of that selection. In their role as independent auditors, they report on our financial statements.

A representative of Ernst & Young, LLP, may be present at the meeting. He or she will have an opportunity to make a statement and will be available to respond to appropriate questions.

Your ratification of the Audit Committee's selection of Ernst & Young, LLP, is not necessary because the Audit Committee has responsibility for selection of our independent auditors. However, the Audit Committee will take your vote on this proposal into consideration when selecting our independent auditors in the future.

Our Board of Directors recommends a vote FOR the ratification of the selection of Ernst & Young, LLP, as our independent auditors for 2007.

OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION

DIRECTORS OF THE COMPANY

Who is on our Board of Directors?

The directors, including nominees, are listed in the table below. Each director elected by shareholders serves a term of three years or until their respective successors are chosen and qualified. The following directors are independent (as defined in the NASDAQ listing standards): Kathryn G. Betley, David R. Frick, Andre B. Lacy, William S. Oesterle, Michael S. Maurer, Todd H. Stuart, and John
T. Thompson. Morris L. Maurer, the President and Chief Executive Officer of the Company and the Bank,, and Philip B. Roby, the Executive Vice President and Chief Operating Officer of the Company and the Bank, are the only two directors who are not independent.

Directors with Terms Expiring in 2007

----------------------------------------------------------------------------------------------
Name                              Age   Office and Business Experience for the Past Five Years
----------------------------------------------------------------------------------------------
MICHAEL S. MAURER                 63    Mr. Maurer, the chairman of the board of the Company
                                        and the Bank, was self-employed as an attorney from
                                        1969 through 1988. In 1990, Mr. Maurer became chief
                                        executive officer and fifty percent owner of IBJ Corp.,
                                        a publishing company which owns The Indianapolis
                                        Business Journal, The Court and Commercial Record, and
                                        Indiana Lawyer. From April 1991 through December 1992,
                                        Mr. Maurer served as a director and member of the
                                        Executive Committee of Merchants National Bank/National
                                        City Bank, Indianapolis, Indiana. From 2005 through
                                        2006, Mr. Maurer served on Indiana Economic Development
                                        Corporation and during 2005 served as Secretary of
                                        Commerce and president.

WILLIAM S. OESTERLE               41    Mr. Oesterle, a director, was elected to the Board
                                        effective January 1, 2007 for a term to expire at the
                                        annual meeting of shareholders in 2007. Mr. Oesterle is
                                        one of the founders of Angie's List and has served as a
                                        member of its board of managers since the company's
                                        inception in June of 1995. He joined as chief executive
                                        officer of Angie's List on January 1, 1999. Prior to
                                        joining Angie's List, Mr. Oesterle had been a partner
                                        with CID Equity Partners, a Midwest-based venture
                                        capital firm. Mr. Oesterle currently serves on the
                                        board of directors of CSC, Purdue University, and Young
                                        Isaac, Inc. In addition, Mr. Oesterle founded and
                                        currently serves on the board of directors of The
                                        Governor Robert Orr Fellowship Program which provides a
                                        two-year fellowship at an Indianapolis-area business to
                                        graduates of Indiana colleges and universities or
                                        Indiana residents. In 2004, he managed the successful
                                        "Mitch Daniels for Governor" campaign.



                                       5

Directors with Terms Expiring in 2008

----------------------------------------------------------------------------------------------
Name                              Age   Office and Business Experience for the Past Five Years
----------------------------------------------------------------------------------------------

ANDRE B. LACY                     66    Mr. Lacy, a director, began his career in 1961 with the
                                        predecessor of Lacy Diversified Industries, Inc. as an
                                        analyst. Mr. Lacy held various positions with the
                                        company and is currently chairman of the board of LDI
                                        Ltd., LLC and its subsidiaries. Its various entities
                                        include: Lacy Distribution, Inc.; Tucker-Rocky
                                        Distributing; and FinishMaster, Inc. Mr. Lacy was a
                                        director of Merchants National Bank & Trust Company and
                                        Merchants National Corporation/National City
                                        Corporation from 1979 through 1992. He also served as
                                        chairman of the finance committee and as a member of
                                        the executive committee. Mr. Lacy is currently a
                                        director of Patterson Companies, Inc., St. Paul,
                                        Minnesota, and Herff Jones, Indianapolis, Indiana.

MORRIS L. MAURER                  55    Mr. Maurer is the president, chief executive officer
                                        and a director of the Company and the Bank. He has
                                        served in that capacity since the inception of the
                                        Company and the Bank. He was employed by Indiana
                                        National Bank/INB Financial Corporation from 1975
                                        through 1992. In Mr. Maurer's capacity as senior vice
                                        president, he was responsible for corporate-wide
                                        strategic planning, venture capital, chairman of
                                        corporate and lead bank ALCO committees, mergers and
                                        acquisitions, and economic research.

TODD H. STUART                    41    Mr. Stuart, a director, has been employed by Stuart's
                                        Household Furniture Moving & Storage, Inc., a household
                                        and commercial moving, packing and warehousing business
                                        since 1983. As vice president of the company, Mr.
                                        Stuart's responsibilities include sales, daily
                                        operations and supervision of more than 40 employees.
                                        Mr. Stuart is also president of National Environmental,
                                        which provides waste water and environmental clean up
                                        services and employs approximately 15 employees.



                                               6

Directors with Terms Expiring in 2009

----------------------------------------------------------------------------------------------
Name                               Age  Office and Business Experience for the Past Five Years
----------------------------------------------------------------------------------------------

KATHRYN G. BETLEY                 64    Ms. Betley, a director since 1995, was chairperson of
                                        the board, secretary and co-owner of Romancing the
                                        Seasons, a retail store located in Indianapolis, from
                                        1989 through 2005. Ms. Betley is currently retired. Ms.
                                        Betley is an active community volunteer in the
                                        Indianapolis area and is involved with and serves on
                                        the boards of many civic organizations.

DAVID R. FRICK                    61    Mr. Frick, a director, is retired from Wellpoint, Inc.
                                        (the country's largest health insurance company, which
                                        merged with Anthem Insurance), where he served as the
                                        executive vice president and chief legal and
                                        administrative officer until his retirement in June
                                        2005. He joined Anthem Insurance in 1995 as Executive
                                        Vice President and Chief Legal and Administrative
                                        Officer. Prior to joining Anthem Insurance, he served
                                        as a director. Mr. Frick was a partner at the law firm
                                        of Baker & Daniels from 1982 to 1995, and he was
                                        managing partner from 1987 to 1992. He was Deputy Mayor
                                        of the City of Indianapolis from 1977 to 1982. He also
                                        is a director of Artistic Media Partners, Inc. (radio
                                        stations), GS & J Investments, LLC (real estate), and
                                        chairman of the board of the Indiana Stadium and
                                        Convention Building Authority (the entity building the
                                        new stadium and major expansion of the convention
                                        center in downtown Indianapolis).

PHILIP B. ROBY                    63    Mr. Roby is the executive vice president, chief
                                        operating officer and a director of the Company and the
                                        Bank and is also the chief lending officer of the Bank.
                                        He has served in those capacities since the inception
                                        of the Company and the Bank. He began his career at The
                                        Indiana National Bank in 1965, concentrating primarily
                                        in the commercial lending areas, and in 1990 became
                                        president of INB Banking Company, Northeast, an
                                        affiliate bank of INB Financial Corporation, located in
                                        Fort Wayne, Indiana.

JOHN T. THOMPSON                  51    Mr. Thompson is president and chief executive officer
                                        of Thompson Distribution Company, Inc., which is a
                                        distributor of mechanical supplies and equipment. He is
                                        also the president and chief executive officer of First
                                        Electric Supply Company, Inc., a distributor of
                                        electrical supplies and equipment, and a board member
                                        and chief financial officer of CMID, an architectural
                                        and engineering design firm. Mr. Thompson also served
                                        as a consultant for McKinsey and Company in the New
                                        York and London offices from 1981-1982. From 1984 to
                                        2001, Mr. Thompson had been vice president of Mays
                                        Chemical Company, Inc., and was responsible for
                                        marketing, sales, customer service and purchasing.

The number of directors on the Board of Directors is fixed at nine members.

Certain Relationship. Certain family relationships exist among the directors of the Company. Michael S. Maurer and Morris L. Maurer are cousins. There are no arrangements or understandings between any of the directors pursuant to which any of them have been selected for their respective positions.

Board Committees and Meeting Attendance. The Board has established a number of committees which facilitate their administration and oversight of the Company and the Bank. Among these committees are a Compensation Committee and the Audit Committee. Committees report their actions to the full Board at its next regular meeting. A description of the membership and duties of these committees is set forth below.

The Board of Directors held 11 regular meetings in 2006 and no special meetings. None of the directors of the Company attended fewer than 75% of the total number of meetings of the Board and the committees on which he or she served.

The Company does not have a policy which requires the directors to attend the annual meeting. All of the then-current directors of the Company attended the 2006 annual meeting.

The Company has no standing nominating committee or any committee performing similar functions; such functions are performed by the Board as a whole. The Board believes that because seven of the nine incumbent directors are "independent," as defined in the NASDAQ listing standards, it is appropriate for the entire Board of Directors to discuss and consider matters relating to nominations and the selection of director nominees. The Board of Directors does not have a formal policy with respect to the consideration of any nominees recommended by a shareholder. In the nominee process, the Board of Directors identifies director nominees through a combination of referrals, including by management, existing board members and shareholders. Nominees recommended by a shareholder will be evaluated on the same basis as other nominees. Once a candidate has been identified, the Board of Directors reviews the individual's experience and background and may discuss the proposed nominee with the source of the recommendation. If the Board believes it to be appropriate, certain Directors may meet with the proposed nominee before making a final determination. The Board considers all factors it deems relevant regarding a possible director nominee, including his or her business experience, civic involvement, and general reputation in the community. In this respect, the Board has not identified any specific minimum qualifications which must be met to be considered as a nominee.

Compensation Committee. The Compensation Committee is comprised of Mr. Frick (the Chairperson), Mr. Lacy, Mr. Stuart, and Mr. Michael S. Maurer. The Compensation Committee held six meetings in 2006. All members of the Compensation Committee are independent, as defined in the NASDAQ listing standards. The Compensation Committee has not adopted a written charter. The Compensation Committee:

     o    determines executive compensation, and
     o considers and makes recommendations with respect to other compensation matters to the Board of Directors.

Compensation Committee Interlocks and Insider Participation. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or the Bank. No executive officer of the Company or the Bank serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors, nor has such an interlocking relationship existed in the past.

Audit Committee. The Audit Committee is comprised of Ms. Betley (Chairperson), Mr. Lacy, and Mr. Thompson. The Audit Committee held six meetings in 2006. All members of the Audit Committee are independent, as defined in the NASDAQ listing standards. The Board of Directors has determined that Mr. Lacy is an "audit committee financial expert," as defined by the regulations of the Securities and Exchange Commission. A copy of the Company's Audit Committee Charter is attached as Appendix A.

The principal functions of the Audit Committee include:

     o    Annually evaluating and appointing the external auditor;
     o Reviewing with the external auditor and with management the proposed scope of the annual audit, past audit experience, the Company's program for the internal examination and verification of its accounting records and the results of recently completed internal examinations;
     o Reviewing any significant disagreements between management and the external auditor in connection with the preparation of the financial statements;
     o Discussing the quality and adequacy of the Company's disclosure controls and internal controls with management, the internal auditors and the external auditor;
     o Reviewing the Company's annual and quarterly filings with the Securities and Exchange Commission; and
     o Reviewing with the Bank's compliance officer the Bank's compliance with regulatory requirements.

How was the current slate of nominees for director selected?

The Board of Directors selected this year's slate of candidates. The Company received no shareholder recommendations for nomination to the Board of Directors in connection with the 2007 Annual Meeting of Shareholders. Mr. Maurer and Mr. Oesterle are incumbent directors standing for re-election. Mr. Oesterle was elected by the Board effective January 1, 2007 to fill a vacancy on the Board, for a term to expire at the 2007 Annual Meeting of Shareholders. Mr. Maurer was elected by the shareholders. Mr. Maurer and Mr. Oesterle abstained from participating in discussions regarding or voting upon their selection as nominees.

How is our Board of Directors paid?

To assist in attaining profitability, prior to 2001 Directors of the Company and the Bank were compensated for their services as directors solely by the grant of stock options. Beginning in 2001, after analyzing the form and amount of compensation paid to similarly situated companies, the Directors determined that Directors would be compensated in the form of cash and grants of stock. For 2006, Messrs. Thompson, Frick, Lacy, Lantz, and Stuart and Ms. Betley each were awarded 225 shares of stock and were paid $833 per board meeting attended. In addition, for all committee meetings except the audit committee, Directors were paid $500 per committee meeting attended. Members of the audit committee received $700 per audit committee meeting attended. Ms. Betley, the chairperson of the audit committee, also received a fee of $2,000 for her service as audit committee chairperson. In 2006, Michael S. Maurer, who is the Chairman of the Board of Directors but is not an employee, received an annual director fee composed of a cash payment equal to $40,000 in January and a grant of shares of the Corporation equal to $40,000 in July, which number of shares equaled 902 shares. Mr. Maurer receives no other fees in his capacity as a director.

Morris L. Maurer and Philip B. Roby, each of whom is a director and executive officer, receive no fees in their capacity as a director.

The following table details compensation of Directors for 2006:

--------------------------------------------------------------------------------------------------------------------
               Name                  Fees Earned or Paid        Stock        Option    Perquisites       Total
                                           in Cash             Awards        Awards        ($)            ($)
                                             ($)                 ($)           ($)

                (a)                          (b)                 (c)           (d)         (e)            (f)
--------------------------------------------------------------------------------------------------------------------
Michael S. Maurer(1)                       $40,032             $39,968         $0           $0          $80,000
--------------------------------------------------------------------------------------------------------------------
Kathryn G. Betley(1)                       $18,397             $9,970          $0           $0          $28,367
--------------------------------------------------------------------------------------------------------------------
David R. Frick                             $14,197             $9,970          $0           $0          $24,167
--------------------------------------------------------------------------------------------------------------------
Andre B. Lacy(1)                           $14,064             $9,970          $0           $0          $24,034
--------------------------------------------------------------------------------------------------------------------
Todd H. Stuart                             $15,197             $9,970          $0           $0          $25,167
--------------------------------------------------------------------------------------------------------------------
John T. Thompson                           $11,997             $9,970          $0           $0          $21.967
--------------------------------------------------------------------------------------------------------------------
James M. Cornelius(2)                       $3,699               $0            $0           $0          $3,699
--------------------------------------------------------------------------------------------------------------------
G. Benjamin Lantz, Jr.(3)                  $15,897             $9,970          $0           $0          $25,867
--------------------------------------------------------------------------------------------------------------------

1. Mr. Maurer holds options to acquire 29,000 shares, Ms. Betley holds options to acquire 6,000 shares, and Mr. Lacy holds options to acquire 8,500 shares. No other stock or option awards were outstanding at December 31, 2006 to non-employee directors.
2. Mr. Cornelius retired from the Board of the Company and the Bank on June 5, 2006.
3. Dr. Lantz retired from the Board of the Company and the Bank on December 31, 2006.

EXECUTIVE OFFICERS OF THE COMPANY

Who are our Executive Officers?

The executive officers of the Company and the Bank are listed in the table below. Each officer serves a term of office of one year or until the election and qualification of his successor.

Name                  Age     Office and Business Experience
--------------------------------------------------------------------------------

Morris L. Maurer      55      See Mr. Maurer's biography on page 6.

Philip B. Roby        63      See Mr. Roby's biography on page 7.

Debra L. Ross         44      Ms. Ross is the chief financial officer of the
                              Company and the Bank. She has been the chief financial officer of the Company and the Bank since its formation in 1993.

Mark E. Bruin         48      In February 2006, Mr. Bruin was appointed as the
                              chief client officer of the Bank. He has been employed by the Bank since 2001 and has 25 years of banking experience. Before joining the Bank, Mr. Bruin was employed by Bank One as a manager of a middle market lending division.

Terry K. Scott        43      In February 2006, Mr. Scott was appointed as the
                              chief credit officer of the Bank. He has been employed by the Bank since 1998 and has fifteen years of experience in banking. Before joining the Bank, Mr. Scott was employed by First Chicago /
                              NBD Bank as a credit officer.


COMPENSATION DISCUSSION AND ANALYSIS

What are the goals, policies, and objectives of our compensation programs?

At the core of our compensation philosophy is the belief that:

     o executive compensation should be linked to the performance of the Company,
     o executive compensation and accountability should generally increase with position and responsibility,
     o total executive compensation generally should be higher for individuals with greater responsibility and greater ability to influence the Company's achievement of strategic objectives, and
     o the Company needs to offer competitive compensation in order to insure management continuity.

The Company's executive compensation goals, policies, and objectives are designed to provide competitive levels of compensation to the executive officers and to reward officers for individual performance and for performance of the Company as a whole. Our compensation program is designed to support the Company's strategic objectives and align the interests of management with those of our shareholders. In this regard, the Compensation Committee examines the Company's business plan and strategic objectives, and makes compensation decisions intended to attract and retain leaders and reward them for achieving the Company's strategic initiatives and objective measures of success.

In order to establish the link between Company performance and executive officer compensation, our executive compensation program is designed to focus our executive officers on achieving short-term or annual performance goals through our incentive compensation program, and to align the interests of our executive officers and the shareholders through our stock option and restricted stock program. Our executive compensation program is also intended to be sufficiently competitive to attract and retain talented executive officers and motivate these individuals to achieve the Company's strategic objectives.

What are the components of executive compensation?

In 2006, the Company's executive compensation program had four principal components:

     o    base salary;
     o    incentive bonus plan;
     o    discretionary bonus plan; and
     o    stock options.

Base Salary
-----------

Base salary is an essential element of executive compensation because it provides executive officers with a base level of monthly income. As stated above, one goal of our executive compensation philosophy is offer compensation levels which will attract and retain talented executive officers.

Accordingly, in determining the base salary of the Chief Executive Officer, the Compensation Committee reviewed base salary ranges for chief executive officers of banks with assets between $500 million and $1 billion, and (because of the Company's asset size of approximately $1 billion) banks with assets between $1 billion and $5 billion, as set forth in the survey results purchased from SNL Financial LC. The Compensation Committee also reviewed these results for the median bonus as a percentage of base salary, the median percentage change in base salary from the prior year, and the percentage of total compensation comprised by base salary, bonus, restricted stock and options, and other forms of compensation. The Compensation Committee also considered the impact of inflation, the historical salary levels for the past three years, and the average salary percentage increase for all employees of the Company for excellent, outstanding, and good job performance.

In addition, the Compensation Committee reviewed the results from a study performed by Clark Consulting in April 2005. The Compensation Committee had retained Clark Consulting in 2005 to review and compare with a peer group developed by Clark Consulting the total compensation package of the chief executive officer of the Company, including base salary, annual incentives, equity and other form of compensation, executive agreements and retirement plans.

Each executive officer is reviewed individually by the Compensation Committee, which includes a review of the performance of the Company. In addition, the review also includes an analysis of the individual's:

     o    skills, qualifications and experience;
     o    scope of responsibilities and future potential;
     o    established goals and objectives; and,
     o    performance during the past fiscal year.

The analysis of performance focuses primarily upon the following: quality and quantity of work; personnel management skills; dependability; initiative; and overall value to the Company.

We believe it is appropriate to consider these factors in establishing an individuals' base salary because of the need to attract and retain quality executive officers and link the salary to job performance, potential, and overall value to the Company. In weighing these factors, the Committee makes inherently subjective judgments and does not apply any specific weighting to the above factors.

Incentive Compensation
----------------------

As stated above, one of the cores of our compensation philosophy is the belief that executive compensation should be linked to the performance of the Company. We establish that link through our annual incentive bonus plan (the "Incentive Bonus Plan"), the discretionary bonus plan (the "Discretionary Plan"), and the top management bonus plan (the "Top Management Plan"). As discussed below, the Incentive Bonus Plan linked bonus compensation directly to the Company's 2006 financial performance. The Discretionary Plan and the Top Management Plan have no formal established objective criteria.

Under the terms of the Incentive Bonus Plan, all employees received a bonus of a percentage of their salary, which was based upon a comparison of actual performance to the Company's profit plan. Employees received a bonus equal to approximately 14% of their salaries for 2006.

All employees, other than Morris L. Maurer and Philip B. Roby, also participated in the 2006 Discretionary Plan. Bonus amounts under this plan totaled $77,000 for 2006. Under this plan, certain eligible employees, including the other named executive officers, received a bonus. The bonus amounts are recommended to the Compensation Committee by Messrs. Maurer and Roby in order to reward extraordinary performance deemed critical to the success of the Company.

An additional bonus amount in the aggregate amount of $86,000, or 15% of the combined salaries for Morris L. Maurer and Philip B. Roby for 2006, also was established under the Top Management Plan. Only Messrs. Maurer and Roby were eligible to participate in this plan. Aggregate bonuses of $86,000 were awarded under this plan after a review by the Compensation Committee of the performance of Messrs. Maurer and Roby in areas considered critical to the success of the Company and the Bank, including a comparison of the Company's performance to the 2006 goals for asset size; total loans; total deposits; total wealth assets under management; and net income. It also includes a review of non-financial factors compared to the goals set at the beginning of the prior year, such as percentage of employee turnover and client retention figures. The Compensation Committee also reviewed certain non-financial highlights for the prior year, including accomplishments in marketing; asset liability management; operations; technology; facilities; credit quality; human resources; and organization. The Compensation Committee also took into account examination results from the regulatory bodies for the Company and the Bank; comments from the independent auditors; the nature of the audit opinion; and compliance with the rules and regulations of the Securities and Exchange Commission. The objective of the Top Management Bonus program is to provide a maximum bonus amount (including the amount received under the Incentive Bonus Plan) for those participating in this program of approximately 33% of base salary.

Stock Options and Restricted Stock
----------------------------------

The Company has adopted the 2005 Equity Incentive Plan, which authorizes the issuance of up to 333,000 shares of the Company's common stock to participants pursuant to the award of shares of restricted stock or the grant of stock options. The purpose of the Equity Incentive Plan is to further align the interest of the executive officers with the Company's performance and interest of its shareholders, and to encourage employees to continue with the Company.

All employees of the Company or its subsidiaries are eligible to become participants in the 2005 Equity Incentive Plan. The Compensation Committee administers the Equity Incentive Plan and determines the specific employees who will be granted awards under the Equity Incentive Plan and the type and amount of any such awards.

The Compensation Committee has historically granted options or restricted stock awards every three years. In considering the amount of awards, the Compensation Committee looks at past awards, the vesting schedule of the past awards, and the amount of "overhang" the awards would create. The objective is to keep the amount of "overhang" to 10% or less. The amount of overhang is currently at 4.0%. In addition, the Compensation Committee generally tries to grant awards which would be meaningful to the employee's total compensation, which is usually an amount equal to 20% to 30% of the annual cash compensation.

Stock options will be exercisable in accordance with the terms established by the Compensation Committee. The full purchase price of each share of stock purchased on the exercise of any option will be paid at the time of exercise. Except as otherwise determined by the Compensation Committee, the exercise price will be payable in cash, by promissory note (as permitted by law), in shares of stock owned by the optionee (valued at fair market value as of the day of exercise), or a combination thereof. The Compensation Committee, in its discretion, may impose such conditions, restriction, and contingencies on stock acquired pursuant to the exercise of an option as it determines to be desirable.

The following types of restricted awards may be granted, as determined by the Compensation Committee:

     o Shares that may be in return for previously performed services, or in return for the participant surrendering other compensation that may be due;
     o Shares that are contingent on the achievement of performance or other objectives during a specified period; and
     o Shares that are subject to a risk of forfeiture or other restrictions that lapse upon the achievement of one or more goals relating to completion of service by the participant, or the achievement of performance or other objectives.

Restricted stock awards will be subject to such conditions, restrictions and contingencies as the Compensation Committee determines.

To further align the interests of the executive officers and the shareholders, any options which are granted must have an exercise price that is equal to the fair market value of the Company's common stock on the grant date; as such, the options have no value unless the common stock price exceeds the exercise price of the options. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to the Company as consideration for the grant of a replacement option with a lower exercise price, except as approved by our shareholders or as adjusted for corporate transactions described above. To encourage the recipient of the option or award to stay with the Company, most options and awards of shares of restricted stock provide that none will vest until 5 years from the date of grant.

Employment Contracts
--------------------

In December 2005, the Company entered into an agreement with Morris L. Maurer, the president and chief executive officer of the Company, and an agreement with Philip B. Roby, the executive vice president and chief operating officer of the Company. The Compensation Committee and the Board of Directors believes that the retention of Messrs. Maurer and Roby is important for the long-term success of the Company, and entered into these agreements in order to incent these executive officers to continue with the Company.

The term of each agreement is from December 15, 2005 until the date the executive's employment with the Company is terminated or the executive's 65th birthday. Under the terms of each agreement, the executive will receive severance pay if his employment is terminated by the Company for any reason other than cause, disability, retirement, resignation, or death of the executive. The executive will also receive severance pay if he elects to terminate his employment for "good reason."

If the executive is entitled to receive severance pay, he will receive through the date of termination his salary, a pro-rata portion of his annual bonus for the fiscal year in which the termination occurs, and accrued vacation time. He also will receive an amount equal to two times his highest annual rate of base salary during the 12-month period immediately prior to termination, two times his most recent bonus amount prior to termination, and two times the highest amount shown in the "all other compensation" column of the summary compensation table set forth in the Company's proxy statement most recently filed with the Securities and Exchange Commission. The Company also will maintain in full force and effect for the benefit of the executive each employee welfare benefit plan and pension plan in which the executive participated immediately prior to termination (unless an essentially equivalent plan is provided by a subsequent employer). The Company also will provide the executive with two additional years of service credit under all nonqualified retirement plans and excess benefit plans in which the executive participated immediately prior to his termination. Under the terms of each agreement, the executive generally will be subject to a confidentiality requirement and a two-year non-solicitation and covenant-not-to-compete following termination of employment.

If a "change of control" has occurred and the Company terminates the executive's employment for any reason other than cause during the 12-month period immediately following the change in control, or the executive elects to terminate his employment during the 90-day period immediately following the change in control for any reason other than disability or death, the executive will receive 2.99 times his "base amount" and an additional "gross-up" payment if this amount is subject to an excise tax under the Internal Revenue Code. The "gross-up" payment will be made so that after payment by the executive of all taxes the executive will retain an amount of the gross-up payment equal to the excise tax imposed on any payments received.

Deferred Compensation Plan
--------------------------

In December 2005, the Company also adopted The National Bank of Indianapolis Corporation Executives' Deferred Compensation Plan (the "Deferred Compensation Plan"), effective January 1, 2005. Mr. Maurer and Mr. Roby are the only two executives currently eligible to participate in the Plan. The Compensation Committee determined to establish the Deferred Compensation Plan in order to provide a total compensation package to Messrs. Maurer and Roby which it believed to be competitive for the Indianapolis market. Under the terms of the Deferred Compensation Plan, participants may defer up to 50% of total cash compensation, and the Company will match 50% of the executive's deferral. The Deferred Compensation Plan is unfunded and accruals and earnings on the deferrals are recorded as a liability on the Company's financial statements. The Deferred Compensation Plan is administered by the Compensation Committee of the Board of Directors. Earnings will accrue interest at a rate equal to the interest rate on 10-year Treasury securities for the 12-month period ended on September 30 of the year prior to the plan year to which the earnings rate will apply, plus 150 basis points. The Company may also make additional matching contributions in any amount as may be determined by the Committee in its sole discretion. In addition, the Committee may make supplemental contributions. Matching and supplemental contributions under the plan will vest upon the first to occur of the following events: five years of service, the participant attaining age 62, the death of the participant, the total and permanent disability of the participant, or the date on which there is a change of control of the Company.

Other Benefits.
--------------

At various times in the past the Company has adopted certain broad based employee benefit plans in which executive officers are permitted to participate on the same terms as non-executive employees who meet applicable eligibility criteria, subject to any legal limitations on the amount that may be contributed or the benefits that may be payable under the plans. The Company also provides medical and defined contribution plans to the executive officers that are generally available to the other Company employees.

Who determines how much the executive officers are paid?

The Compensation Committee of the Company (each of whom the Board has determined to be "independent" as defined by NASDAQ) determined the 2006 compensation of Morris L. Maurer, the Company's Chief Executive Officer, and other executive officers.

In carrying out its duties, the compensation committee utilizes the business performance targets established by the Board and relies upon management to provide background information. In addition, the Chief Executive Officer evaluates the performance of other senior executive officers and recommends to the Compensation Committee compensation amounts for other senior executive officers.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and the Company's Annual Report on Form 10-K for the year ended December 31, 2006.

Submitted by:

David R. Frick (Chairperson),
Andre B. Lacy,
Michael S. Maurer, and
Todd H. Stuart.

                           SUMMARY COMPENSATION TABLE

The following table sets forth information concerning total compensation earned or paid to our Chief Executive Officer, our Chief Financial Officer and our three most highly compensated executive officers who served in such capacities as of December 31, 2006, each of which had total annual compensation exceeding $100,000 in 2006 or in either of the preceding two years (the "named executive officers"), for services rendered to the Company during the fiscal year ended December 31, 2006.

---------------------------------------------------------------------------------------------------------------------
   Name and     Year      Salary     Bonus     Stock        Option       Non-Equity        All Other        Total
  Principal                ($)        ($)     Awards(1)    Awards(1)   Incentive Plan     Compensation       ($)
   Position                                      ($)          ($)       Compensation          ($)
                                                                             ($)

---------------------------------------------------------------------------------------------------------------------
     (a)         (b)       (c)        (d)        (e)          (f)            (g)              (h)            (i)
---------------------------------------------------------------------------------------------------------------------
Morris L.       2006     $310,817   $45,624    $22,200      $43,865        $43,079          $44,753(2)     $510,338
Maurer

---------------------------------------------------------------------------------------------------------------------
Debra L. Ross   2006     $153,462    $3,500     $8,325      $21,423        $21,270          $8,585(3)      $216,565

---------------------------------------------------------------------------------------------------------------------
Philip B. Roby  2006     $274,964    $40,366   $16,622      $37,159        $38,110          $71,476(4)     $476,697

---------------------------------------------------------------------------------------------------------------------
Mark E. Bruin   2006     $201,834    $4,000     $9,760      $13,876        $27,974          $15,505(5)     $272,949

---------------------------------------------------------------------------------------------------------------------
Terry K. Scott  2006     $117,858    $5,000     $3,857      $12,679        $16,335          $5,460(6)      $161,189

---------------------------------------------------------------------------------------------------------------------

1. Amounts represent the 2006 compensation costs calculated in accordance with FAS 123(R). Refer to Note 12, "Equity Based Compensation," in the Notes to Consolidated Financial Statements included in the annual report on Form 10-K filed with the Securities and Exchange Commission on March 23, 2007, for the relevant assumptions used to determine the valuation of our option and stock awards.
2. Mr. Maurer received a car allowance of $4,800, employer paid parking of $1,980, a 401K match of $8,800, $23,200 in Company contribution to the non-qualified deferred compensation plan, and memberships to the Columbia Club and Broadmoor Country Club in the amount of $1,817 and $4,156, respectively during 2006.
3. Ms. Ross received employer parking in the amount of $720, a membership to the Baxter YMCA in the amount $823 and a 401K match of $7,042.
4. Mr. Roby received a car allowance of $4,800, employer paid parking of $1,980, a 401K match of $8,800, $23,200 in Company contribution to the non-qualified deferred compensation plan and memberships to the Skyline Club and Columbia Club in the amount of $1,438 and $1,775, respectively during 2006.
5. Mr. Bruin received employer paid parking in the amount of $720, a 401K match of $8,800 and a membership to the Country Club of Indianapolis in the amount of $5,985.
6. Mr. Scott received employer paid parking in the amount of $540 and a 401K match of $4,920.

Amounts shown in the Bonus column above reflect amounts paid under the "Top Management Plan" for Mr. Maurer and Mr. Roby, and under the "Discretionary Plan" for Ms. Ross, Mr. Bruin and Mr. Scott. Amounts reflected under the "Non-Equity Incentive Plan Compensation" reflect amounts paid under the "Incentive Bonus Plan."

GRANTS OF PLAN-BASED AWARD TABLE

The following table provides information on grants of all plan-based awards made in fiscal 2006 to the executive officers named in the Summary Compensation Table on page 17.

-------------------------------------------------------------------------------------------------------------------
Name                 Grant Date     Stock Awards:       Option Awards:
                                  Number of Shares        Number of        Exercise or Base
                                  of Stock or Units       Securities       Price of Option      Grant Date Fair
                                         (#)          Underlying Options        Awards        Value of Stock and
                                                             (#)                ($/Sh)           Option Awards
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
        (a)              (b)             (c)                 (d)                 (e)                  (f)
-------------------------------------------------------------------------------------------------------------------
Morris L. Maurer        2006             --                 10,000              $43.38             $178,900
-------------------------------------------------------------------------------------------------------------------
Philip B. Roby          2006             --                 9,000               $43.38             $161,010
-------------------------------------------------------------------------------------------------------------------
Debra L. Ross           2006             --                 5,500               $43.38              $98,395
-------------------------------------------------------------------------------------------------------------------
Mark E. Bruin           2006             --                 5,500               $43.38              $98,395
-------------------------------------------------------------------------------------------------------------------
Terry K. Scott          2006             --                 4,000               $43.38              $71,560
-------------------------------------------------------------------------------------------------------------------

All options granted during 2006 were granted from the 2005 Equity Incentive Plan at the fair market value at the date of grant and will vest on May 12, 2011.

Please refer to Note 12, "Equity Based Compensation," in the Notes to Consolidated Financial Statements included in the annual report on Form 10-K filed with the Securities and Exchange Commission on March 23, 2007, for the relevant assumptions used to determine the valuation of our option awards in 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table contains information concerning unexercised options and stock that has not vested as of December 31, 2006 with respect to the executive officers named in the Summary Compensation Table on page 17.

----------------------------------------------------------------------------------------------------------------
                                    Option Awards                                      Stock Awards
----------------------------------------------------------------------------------------------------------------
                      Number
                        of          Number of
                    Securities     Securities
                    Underlying     Underlying                                   Number of      Market Value of
                   Unexercised     Unexercised      Option                   Shares or Units   Shares or Units
                     Options         Options       Exercise       Option      of Stock That     of Stock That
                       (#)             (#)           Price      Expiration   Have Not Vested   Have Not Vested
      Name         Exercisable    Unexercisable       ($)          Date            (#)               ($)

       (a)             (b)             (c)            (d)           (e)            (f)               (g)
----------------------------------------------------------------------------------------------------------------
Morris L. Maurer      12,500           --           $19.00      06/17/2009          --               --
                        --            9,500(1)      $27.75      06/20/2012          --               --
                        --             --             --            --            4,000(3)        $188,000
                        --           10,000(2)      $43.38      05/12/2016          --               --

----------------------------------------------------------------------------------------------------------------
  Debra L. Ross         --           4,000(1)       $27.75      06/20/2012
                        --             --             --            --            1,500(3)         $70,500
                        --           5,500(2)       $43.38      05/12/2016

----------------------------------------------------------------------------------------------------------------
 Philip B. Roby       10,000           --           $19.00      06/17/2009
                        --           7,500(1)       $27.75      06/20/2012
                        --             --             --            --            3,000(3)         141,000
                        --           9,000(2)       $43.38      05/12/2016

----------------------------------------------------------------------------------------------------------------
  Mark E. Bruin       7,000            --           $25.00      06/11/2011          --               --
                        --           5,500(2)       $43.38      05/12/2016          --               --

----------------------------------------------------------------------------------------------------------------
 Terry K. Scott        800             --           $19.00      06/17/2009          --               --
                        --           1,600(1)       $27.75      06/20/2012          --               --
                        --             --             --            --             700(3)          $32,900
                        --           4,000(2)       $43.38      05/12/2016          --               --

----------------------------------------------------------------------------------------------------------------

1.   These options vest on June 20, 2007.
2.   These options vest on May 12, 2011.
3. Mr. Maurer, Ms. Ross, Mr. Roby, and Mr. Scott's stock awards each vest on June 20, 2007.

OPTION EXERCISES AND STOCK VESTED

The following table contains information concerning each stock award that vested during 2006 with respect to each of the executive officers named in the Summary Compensation Table on page 17. No options vested or were exercised by such individuals during 2006.

--------------------------------------------------------------------------------------------------------------------
                                     Option Awards                                     Stock Awards
--------------------------------------------------------------------------------------------------------------------
       Name           Number of Shares           Value Realized           Number of Shares        Value Realized
                    Acquired on Exercise          on Exercise           Acquired on Vesting         on Vesting
                             (#)                      ($)                       (#)                    ($)

       (a)                   (b)                      (c)                       (d)                    (e)
--------------------------------------------------------------------------------------------------------------------
Morris L. Maurer             --                        --                        --                     --
--------------------------------------------------------------------------------------------------------------------
Debra L. Ross                --                        --                        --                     --
--------------------------------------------------------------------------------------------------------------------
Philip B. Roby               --                        --                        --                     --
--------------------------------------------------------------------------------------------------------------------
Mark E. Bruin                --                        --                      4,000                 $175,600
--------------------------------------------------------------------------------------------------------------------
Terry K. Scott               --                        --                        --                     --
--------------------------------------------------------------------------------------------------------------------


EQUITY COMPENSATION PLAN INFORMATION

The following table provides information on all existing Stock Option Plans and Restricted Stock Plans as of December 31, 2006.

-------------------------------------------------------------------------------------------------------------------
      Plan category                    (a)                        (b)                            (c)
                                                                                   Number of securities remaining
                             Number of securities to       Weighted-average         available for future issuance
                             be issued upon exercise       exercise price of       under equity compensation plans
                             of outstanding options,     outstanding options,      (excluding securities reflected
                               warrants and rights        warrants and rights              in column (a))
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans           388,242(2)                  $32.61                     157,000 (3) (4)
   approved by security
        holders(1)
-------------------------------------------------------------------------------------------------------------------

1. Includes all outstanding Stock Option Plans and Restricted Stock Plans of the Company.
2. Includes securities to be issued upon the exercise of options under the Stock Option Plans, and does not include any shares of outstanding restricted stock.
3. Represents shares subject to or reserved for issuance under the 2005 Equity Incentive Plan.
4. Not reflected in the above are shares which may be issued in connection with the payment of directors' fees. In 2006, each non-employee Director of the Corporation, other than the Chairman of the Board, received as partial payment of director fees grants of 225 shares of the common stock of the Corporation (for an aggregate number of 1,350 shares). In addition, the above does not include shares which may be issued in connection with the payment of director fees to the Chairman of the Board. In 2006, the Chairman received as partial payment of his director fees 902 shares. For a discussion of these fees, see the portion of this proxy statement entitled "Compensation of Directors" above.

NONQUALIFIED DEFERRED COMPENSATION

The following table contains information concerning nonqualified deferred compensation with respect to each of the executive officers named in the Summary Compensation Table on page 17 who participate in the Deferred Compensation Plan. The amounts shown as executive contributions and registrant contributions are included in the amounts shown in the Summary Compensation Table on page 17.

--------------------------------------------------------------------------------------------------------------------
     Name          Executive            Registrant            Aggregate          Aggregate       Aggregate Balance
               Contributions in       Contributions        Earnings in Last     Withdrawals/          at Last
                    Last FY            in Last FY                FY            Distributions            FYE
                      ($)                  ($)                   ($)                ($)                 ($)

     (a)              (b)                  (c)                   (d)                (e)                 (f)
--------------------------------------------------------------------------------------------------------------------
Morris L. Maurer    $46,400              $23,200               $3,260                $0               $110,071
--------------------------------------------------------------------------------------------------------------------
Philip B. Roby     $105,366              $52,683               $3,847                $0               $194,756
--------------------------------------------------------------------------------------------------------------------

401(K) SAVINGS PLAN

The Company sponsors The National Bank of Indianapolis Corporation 401(k) Savings Plan for the benefit of substantially all of the employees of the Company and its subsidiaries. All employees of the Company and its subsidiaries become participants in the 401(k) Plan after attaining age 21.

Each participant may enter into a salary redirection agreement with the Company or the Bank whereby the Company or the Bank redirects to the participant's account in the 401(k) Plan an amount, on a pre-tax basis, equal to not less than one percent (1%) or more than fifty percent (50%) of the participant's compensation, as defined in the 401(k) Plan. In addition, participants who have attained age 50 may elect to make a "catch-up contribution" up to the dollar amount specified in Section 414(v) of the Internal Revenue Code. If a participant makes salary redirection contributions to the 401(k) Plan, the Company will make a "safe harbor" matching contribution in the amount necessary to match 100% of the first 3% deferred and 50% of the next 2% of the participant's salary redirection contribution. The Board of Directors of the Company may, in its discretion, make an additional matching contribution to the 401(k) Plan in such amount as the Board may determine. In addition, the Company may fund all or any part of its matching contributions with shares of its stock. The Company also may, in its discretion, make a profit sharing contribution to the 401(k) Plan.

An employee who has an interest in a qualified retirement plan with a former employee may transfer the eligible portion of that benefit into a rollover account in the 401(k) Plan. The participant may request that the trustee invest up to 50% of the fair market value of the participant's rollover contribution to a maximum of $200,000 (valued as of the effective date of the contribution to the 401(k) Plan) in whole and fractional shares of the Common Stock to the Company.

Benefits under the 401(k) Plan are distributable to participants or their beneficiaries in a single sum payment upon retirement, death, disability or termination of employment.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table sets forth the severance and change in control benefits for each named executive officer under the specifically described scenarios as if such change in control and termination occurred as of December 31, 2006.

--------------------------------------------------------------------------------------------------------------------
                                                                                     Termination without Cause by
                                                                                    Company within 12 months after
                                                                                        a Change in Control, or
                                                 Termination by the Executive due    Termination by the Executive
                                                 to Good Reason, or by the Company   within 90 days after a Change
       Name                  Plan Name                     without Cause                      in Control
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Morris L. Maurer    Employment Agreement                      $912,153                        $2,980,889
--------------------------------------------------------------------------------------------------------------------
                    Deferred Compensation                        --                             $60,400
--------------------------------------------------------------------------------------------------------------------
Philip B. Roby      Employment Agreement                      $469,946                         $733,735
--------------------------------------------------------------------------------------------------------------------
                    Deferred Compensation                        --                             $85,533
--------------------------------------------------------------------------------------------------------------------

Under the terms of each employment agreement, Messrs. Maurer and Roby have agreed to certain non-compete and non-solicitation restrictions following employment, and must sign a form of release prior to receiving any of the payments set forth above.

In the event of a change in control of the Company all granted and outstanding stock options and awards of shares of restricted stock become immediately exercisable and vested, respectively. The following table assumes that a change in control was effective on December 31, 2006 and the Company's common stock was $47.00 per share. The amount indicated as the value of the accelerated vesting for stock options is the amount by which $47.00 exceeds the exercise price of the unvested options, and the amount indicated for the shares of restricted stock is the number of shares multiplied $47.00

--------------------------------------------------------------------------------------------------------------------
Morris L. Maurer                Stock Options                                           $219,075
--------------------------------------------------------------------------------------------------------------------
                                Restricted Stock                                        $188,000
--------------------------------------------------------------------------------------------------------------------
Philip B. Roby                  Stock Options                                           $176,955
--------------------------------------------------------------------------------------------------------------------
                                Restricted Stock                                        $141,000
--------------------------------------------------------------------------------------------------------------------
Debra L. Ross                   Stock Options                                            $96,910
--------------------------------------------------------------------------------------------------------------------
                                Restricted Stock                                         $70,500
--------------------------------------------------------------------------------------------------------------------
Mark E. Bruin                   Stock Options                                            $19,910
--------------------------------------------------------------------------------------------------------------------
                                Restricted Stock                                           --
--------------------------------------------------------------------------------------------------------------------
Terry K. Scott                  Stock Options                                            $45,280
--------------------------------------------------------------------------------------------------------------------
                                Restricted Stock                                         $32,900
--------------------------------------------------------------------------------------------------------------------

Under the terms of the option and restricted stock award agreements, each of the named executive officers have agreed to certain non-compete and non-solicitation restrictions following termination of employment.

                    SENIOR FINANCIAL OFFICERS CODE OF CONDUCT

The Board of Directors of the Company has adopted a Senior Financial Officers Code of Conduct that applies to the Company's senior financial officers, consisting of the principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The purpose of the Code of Conduct is to promote honest and ethical conduct and compliance with the law, particularly as related to the maintenance of the Company's financial records and the preparation of financial statements filed with the Securities and Exchange Commission. This Code of Conduct supplements the Code of Conduct applicable to all of the Corporation's and the Bank's employees. A copy of the Company's Senior Financial Officers Code of Conduct is available to any person who requests a copy, free of charge, by calling Suzanne Harris at (317) 261-9000.

                           SHAREHOLDER COMMUNICATIONS

Any shareholder who desires to contact the Chairman of the Board of Directors or the other members of the Board of Directors may do so electronically by sending an email to the following address: BoardofDirectors@NBofI.com. Alternatively, a shareholder can contact the Chairman of the Board or the other members of the Board by writing to: Board of Directors, The National Bank of Indianapolis Corporation, Suite 700, 107 North Pennsylvania Street, Indianapolis, Indiana 46204. Communications received electronically or in writing are distributed to the Chairman of the Board or the other members of the Board as appropriate depending on the facts and circumstances outlined in the communication received. For example, if any complaints regarding accounting, internal accounting controls and auditing matters are received, then they will be forwarded to the Chairperson of the Audit Committee for review.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

The National Bank of Indianapolis (the "Bank"), the Company's wholly-owned banking subsidiary, has had, and expects to have in the future, banking transactions in the ordinary course of business with certain directors and officers of the Company and the Bank and their associates, as well as with corporations or organizations with which they are connected as directors, officers, shareholders or partners. These banking transactions are made in the ordinary course of business, are made on substantially the same terms (including interest rates and collateral) as those prevailing at the Company and the Bank for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans made to directors and executive officers are in compliance with federal banking regulations and are thereby exempt from insider loan prohibitions included in the Sarbanes-Oxley Act of 2002. The Audit Committee is responsible for approving any transactions between the Company or the Bank and any related party, except for loans or extensions of credit made on the terms discussed above.

                                   AUDIT FEES

The following table sets forth the aggregate fees billed by Ernst & Young LLP for audit services rendered in connection with the consolidated financial statements and reports for the years ended December 31, 2006 and 2005 and for other services rendered for the years ended December 31, 2006 and 2005 on behalf of the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to the Company.

                                           Years ended December 31
                                           -----------------------
                                          2006                 2005
                                          ----                 ----

Audit Fees                              $143,356             $130,855
Audit-Related Fees                         3,500                6,000
Tax Fees                                  12,940               14,950
Other Fees                                     0                  345
                                        --------             --------
TOTAL FEES                              $159,796             $152,150
                                        ========             ========

     Audit Fees: Consists of fees billed for professional services rendered for
(i) the audit of the Company's consolidated financial statements, (ii) quarterly reviews and review of the Company's Form 10-K; and (iii) accounting consultations on matters addressed during the audit or interim reviews.

     Audit-Related Fees: Consists of fees billed for review of NBIN Statutory Trust I and student lender audit guide.

     Tax Fees: Consists of tax return preparation.

     All Other Fees: Consists of fees for all other services other than those reported above. These services include the fee to access EY Online, which is used for research of accounting pronouncements and regulatory issues. The Company's intent is to minimize services in this category.

All of the fees and services described above under "audit fees," "audit-related fees," "tax fees" and "other fees" were pre-approved by the Audit Committee. The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and its subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.

In selecting Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2007 the Audit Committee has considered whether services other than audit and audit-related provided by Ernst & Young are compatible with maintaining the independence of Ernst & Young LLP.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements with management, including a discussion of the quality, not just the acceptability of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing

Standards No. 61). In addition, the Audit Committee has discussed with the independent auditors their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board (including Independence Standards Board Standard No. 1), considered the compatibility of nonaudit services (including audit-related services set forth above) with the auditors' independence, and concluded that the provision of the nonaudit services was compatible with such independence.

The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control and the overall quality of the Company's financial reporting. The Audit Committee held six meetings during fiscal year 2006.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission. The Audit Committee has recommended, subject to shareholder approval, the selection of the Company's independent auditors.

To further assist in ensuring the independence of the independent auditors, in March 2002 the Audit Committee adopted a resolution limiting the non-audit services which the independent auditors could provide to the Company or the Bank. As provided in this resolution of the Audit Committee, neither the Company nor the Bank may hire the Company's independent auditors to perform any consulting work without the specific written prior approval of the Audit Committee, other than with respect to tax related matters or matters relating to the preparation or filing of documents and reports with the Securities and Exchange Commission.

Members of the Audit Committee:

Kathryn G. Betley (Audit Committee Chairperson),
Andre B. Lacy, and
John T. Thompson

                       SECURITIES OWNERSHIP OF MANAGEMENT

How much stock do our Executive Officers and Directors own?

The following table shows the number of shares of common stock owned by each director and named executive officer, and by the directors and all of the Company's executive officers as a group. The table shows ownership as of April 20, 2007. The number of shares shown as being beneficially owned by each director and executive officer are those over which he or she has sole voting or investment power, unless otherwise noted.

------------------------------------------------------------------------------
   Name of Beneficial Owner         Number of Shares        Percent of Class
------------------------------------------------------------------------------
Kathryn G. Betley                    14,745 (1)                    0.6%
------------------------------------------------------------------------------
David R. Frick                       25,120                        1.1%
------------------------------------------------------------------------------
Andre B. Lacy                        38,370 (2)                    1.6%
------------------------------------------------------------------------------
Michael S. Maurer                   606,594 (3)                   25.9%
------------------------------------------------------------------------------
Morris L. Maurer                     82,595 (4)                    3.5%
------------------------------------------------------------------------------
Philip B. Roby                       42,948 (5)                    1.8%
------------------------------------------------------------------------------
Todd H. Stuart                           50                        0.0%
------------------------------------------------------------------------------
William S. Oesterle                      25                        0.0%
------------------------------------------------------------------------------
John T. Thompson                     2, 225                        0.1%
------------------------------------------------------------------------------
Debra L. Ross                        4,072 (6)                     0.2%
------------------------------------------------------------------------------
Mark E. Bruin                        9,468 (7)                     0.4%
------------------------------------------------------------------------------
Terry K. Scott                       1,869 (8)                     0.1%

------------------------------------------------------------------------------
Directors and executive officers
as a group                         828,081                        34.5%
(consisting of 13 individuals)
------------------------------------------------------------------------------

1. Includes 6,000 shares which such individual has the right to acquire pursuant to the exercise of options.
2. Includes 8,500 shares which such individual has the right to acquire pursuant to the exercise of options.
3. Includes 29,000 shares which such individual has the right to acquire pursuant to the exercise of options.
4. Includes 38,000 shares held jointly with the spouse of Mr. Maurer, 12,500 shares which Mr. Maurer has the right to acquire pursuant to the exercise of stock options, 4,000 shares of restricted stock, and 2,612 shares in the 401(k) Plan allocated to the account of Mr. Maurer.
5. Includes 6,900 shares held jointly with the spouse of Mr. Roby, 3,000 shares held by the spouse of Mr. Roby as custodian for the grandchildren of Mr. Roby, 10,000 shares which Mr. Roby has the right to acquire pursuant to the exercise of stock options, 3,000 shares of restricted stock, and 2,298 shares in the 401(k) Plan allocated to the account of Mr. Roby.
6. Includes 1,500 shares of restricted stock, and 1,472 shares in the 401(k) Plan allocated to the account of Ms. Ross.
7. Includes 7,000 shares which Mr. Bruin has the right to acquire pursuant to the exercise of stock options, and 768 shares in the 401(k) Plan allocated to the account of Mr. Bruin.
8. Includes 800 shares which Mr. Scott has the right to acquire pursuant to the exercise of stock options, 700 shares of restricted stock, and 369 shares in the 401(k) Plan allocated to the account of Mr. Scott.

           SECTION 16(A) -- BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the common stock, to file reports of ownership with the Securities and Exchange Commission. The rules of the Securities and Exchange Commission require that the Company disclose late filings of reports by these individuals. Based solely on a review of Forms 3, 4 and 5 and amendments to such forms, the Company believes that all filings on behalf of such persons were made on a timely basis in 2006.

                SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of the Company as of April 20, 2007 by the only shareholders or affiliated group of shareholders known by the Company to beneficially own 5% or more of the Company's common stock outstanding on that date.

---------------------------------------------------------------------------------------------------
Name and Address of Beneficial Owner         Shares Beneficially Owned           Percent of Class
---------------------------------------------------------------------------------------------------
Michael S. Maurer                                      606,594(1)                       25.9%
---------------------------------------------------------------------------------------------------
Eugene and Marilyn Glick                               125,000                           5.3%
---------------------------------------------------------------------------------------------------

1. Includes 29,000 shares which Mr. Maurer has the right to acquire pursuant to the exercise of stock options.

                             ADDITIONAL INFORMATION

The 2006 Annual Report to Shareholders, containing financial statements for the year ended December 31, 2006, and other information concerning the operations of the Corporation is enclosed herewith, but is not to be regarded as proxy soliciting material.

Upon written request, the Company will provide without charge to each shareholder a copy of the Company's annual report on Form 10-K which is required to be filed with the Securities and Exchange Commission for the year ended December 31, 2006. All requests should be addressed to:

                  Debra L. Ross, CFO
                  The National Bank of Indianapolis Corporation
                  Suite 700
                  107 North Pennsylvania Street
                  Indianapolis, Indiana 46204

                                                                      Appendix A
                                                                      ----------

                             AUDIT COMMITTEE CHARTER

I.       PURPOSE

         The primary objectives of the Audit Committee are to assist the Board of Directors in its oversight of (i) the integrity of the financial statements of The National Bank of Indianapolis Corporation (the "Corporation"), (ii) the qualifications and independence of the Corporation's independent auditors, (iii) the performance of the Corporation's internal audit function, and (iv) the Corporation's compliance with certain applicable legal and regulatory requirements. In addition, the Audit Committee shall appoint, oversee the performance of and approve the fees of the Corporation's independent auditors.

         In addition, the Audit Committee shall serve as the qualified legal compliance committee in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder by the Securities and Exchange Commission.

         The Audit Committee shall also prepare the Committee report to be included in the Corporation's annual meeting proxy statement.

II.      RESPONSIBILITIES

         The Audit Committee's primary responsibilities include:

Independent Auditors

         o The Committee shall have the sole authority to appoint or replace the independent auditors (subject, if applicable, to shareholder ratification), and the independent auditors shall report directly to the Committee. The Committee shall be directly responsible for the oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

                  The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by the independent auditors.

         o Review and approve the audit fees and all other engagement fees or compensation to be paid to the independent auditors.

         o Meet with the independent auditors prior to the commencement of the annual audit to discuss planning, staffing and budgeting of the audit.

         o Review with the independent auditors any problems or difficulties and management's response to any material questions or issues posed by the independent auditors during the engagement. Among the items the Committee may review with the independent auditors are any communications between the audit team and the independent auditors' national office with respect to auditing or accounting issues presented by the engagement, as well as any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors.

         o Discuss with the independent auditors the Corporation's financial and accounting personnel and the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of internal controls or particular areas where new or more detailed controls or procedures are desirable or necessary

         o Obtain and review a report from the independent auditors at least annually regarding (i) the independent auditors' internal quality-control procedures, (ii) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years with respect to one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues, and (iv) all relationships between the independent auditors and the Corporation.

         o Evaluate the qualifications, performance and independence of the independent auditors, including a review and evaluation of the lead partner of the independent auditors, and taking into account the opinions of management. The Committee should present its conclusions with respect to the independent auditors to the Board of Directors.

         o Assure that the lead audit partner of the independent auditors and the audit partner responsible for reviewing the audit are rotated at least every five years as required by the Sarbanes-Oxley Act of 2002.

Financial Statements and Reporting

         o Review and discuss with management and the independent auditors the Corporation's annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and recommend to the Board of Directors whether the audited financial statements should be included in the Corporation's Form 10-K.

         o Review and discuss with management and the independent auditors the Corporation's quarterly financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to the filing of each Form 10-Q of the Corporation, including the results of the independent auditors' reviews of the quarterly financial statements to the extent applicable. The chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

         o Review and discuss with management and the independent auditors, as applicable, (i) the Corporation's selection or application of critical accounting policies or principles, including any significant changes in the Corporation's selection or application of critical accounting policies or principles, (ii) any major issues regarding the Corporation's critical accounting policies or principles and financial statement presentation, (iii) any major issues with respect to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies or weaknesses, (iv) analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, (v) any off-balance sheet transactions, items or obligations (including contingent obligations) and any other relationships of the Corporation with unconsolidated entities that may have a current or future material effect on the Corporation's financial statements,
                  (vi) any pro forma information proposed to be included in the Corporation's financial statements, (vii) any accounting adjustments that were identified or proposed by the independent auditors that were not implemented, and (viii) the effects of regulatory and accounting initiatives on the Corporation's financial statements.

         o Review and discuss with management and the independent auditors, as applicable, the type and presentation of information to be included in earnings press releases (including any use of pro forma or adjusted non-GAAP information), as well as financial information and earnings guidance (generally or on a case-by-case basis) provided to the public.

         o Review with management and the independent auditors any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues with respect to the Corporation's financial statements, accounting policies or internal controls.

         o Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

         o Review disclosures made to the Committee by the Chief Executive Officer and the Chief Financial Officer in connection with their certification process for the Corporation's Form 10-K and Form 10-Q regarding any significant deficiencies or material weaknesses in the design or operation of the Corporation's internal controls or its disclosure controls and procedures, and any fraud involving management or other employees who have a significant role in the internal controls.

         o Discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation's risk assessment and risk management policies.

Internal Audit Function

         o Assure that the Corporation maintains an internal audit function.

         o Review the internal audit function of the Corporation, including the independence, competence, staffing and authority of the internal auditor, the reporting relationships among the internal auditor, financial management and the Committee, the internal audit reporting obligations, the proposed internal audit plans for each fiscal year and the coordination of such plans with the independent auditors.

         o Review and approve the appointment, dismissal and fees of the internal auditor.

         o Review at least annually the exceptions noted in the reports to the Committee by the internal auditor and the progress made in responding to any exceptions.

         o The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by the internal auditors.

General

         o Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential and anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

         o Review and approve all related-party transactions involving the Corporation.

         o Discuss with management any second opinions sought from an accounting firm other than the Corporation's independent auditors, including the substance and reasons for seeking any such opinion.

         o Discuss with the Corporation's legal counsel any legal or regulatory matters that may have a material impact on the Corporation's financial statements or its compliance and reporting policies.

         o Make regular reports to the Board of Directors of material actions taken by the Committee.

         o Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors.

         o Perform other activities that the Board of Directors deems necessary or advisable.

III.     LIMITATION OF AUDIT COMMITTEE'S ROLE

         While the Committee has the responsibilities set forth in this Charter, it is not the duty of the Committee to prepare financial statements, plan or conduct audits or determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. All members of the Committee shall have a working familiarity with basic finance and accounting practices. These are the responsibilities of management and the independent auditors.

IV.      MEMBERSHIP

         The Committee shall consist of at least three members of the Board of Directors as the Board shall determine from time to time in its discretion. Each member of the Committee shall be independent of management and the Corporation and shall satisfy the rules and regulations of the Securities and Exchange Commission and the QLCC composition requirements promulgated by the Commission. Members of the Committee shall be considered independent if they are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a member of the Committee. At least one member of the Committee must be an "audit committee financial expert" as defined by the Commission.

         The members of the Committee shall be appointed by the Board of Directors in its discretion and shall serve until their respective successors are selected or until their earlier death, resignation or removal. Unless a Chairperson is selected by the Board of Directors, members of the Committee shall elect a Chairperson by a majority vote of the entire Committee. Committee members shall serve at the pleasure of the Board and may be removed, with or without cause, by a majority vote of the directors present at a meeting of the Board of Directors.

         The Committee may delegate its authority to a subcommittee or subcommittees.

V.       MEETINGS

         The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet periodically with management, the internal auditor and the independent auditors in separate executive sessions. The Committee may request any officer or employee of the Corporation or the Corporation's legal counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         The Chairperson of the Committee shall preside at each Committee meeting. The Chairperson or any member of the Committee may call a meeting of the Committee upon notice to each other member at least forty-eight hours prior to the meeting. Any Committee member may waive notice of a meeting. A majority of the entire Committee shall constitute a quorum for any meeting. If a quorum is present at a Committee meeting, a majority vote of the members present at such meeting shall be required to approve any action of or to decide any question brought before the Committee.

VI.      ADVISORS

         The Committee shall have the exclusive authority to retain (including authority to approve fees and other retention terms), at the expense of the Corporation, and to terminate any accounting or other consultants to advise the Committee, as well as to retain any legal or other advisors as it deems appropriate. The Committee shall also have the authority, to the extent it deems appropriate, to conduct or authorize investigations into any matters within the scope of its responsibilities. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to (i) the independent auditors for the purpose of rendering or issuing an audit report or performing other services for the Corporation, and (ii) all legal, consultant and other advisors employed by the Committee.




                                      * * *

                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
                        107 North Pennsylvania, Suite 700
                           Indianapolis, Indiana 46204

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Debra L. Ross and Suzanne C. Harris, or either of them, as Proxies, each with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of The National Bank of Indianapolis Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 107 North Pennsylvania Street, Indianapolis, Indiana on June 21, 2007, at 3:00 p.m. (local time), or any adjournment thereof, on the following matters:

1. Election of Directors (for a 3-year term to expire at the 2010 Annual Meeting of Shareholders)

     [ ] FOR all nominees listed below            [ ] WITHHOLD AUTHORITY to
         (except as marked to the contrary below)     vote for all nominees
                                                      listed below


               Michael S. Maurer         William S. Oesterle


(INSTRUCTION: To withhold authority to vote for any individual, strike a line through the nominee's name in the list above.)

2. Ratification of the selection of Ernst & Young, LLP, Certified Public Accountants, as independent public accountants of the Corporation for the year ending December 31, 2007.

                        [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

3. In their discretion, on such other matters as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSALS NO. 1 and 2.

Please sign exactly as name appears below. If there are two or more owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                               , 2007
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                                   ------------------------------------------
                                   (Signature)

                                   -------------------------------------------
                                   (Signature, if held jointly)

Your vote is important. Please mark, sign, date and return this Proxy promptly using the enclosed envelope.